                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 21, 2005
                                                         ----------------


                           JEFFERSON BANCSHARES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

      Tennessee                     0-50347                 45-0508261
      ---------                     ---------               ----------
(State or other jurisdiction of     (Commission            (IRS Employer
      incorporation)                File Number)           Identification No.)

      120 Evans Avenue, Morristown, Tennessee          37814
      ---------------------------------------          ------
      (Address of principal executive offices)        (Zip Code)

      Registrant's telephone number, including area code: (423) 586-8421
                                                          --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.
            ------------

      On January 21, 2005, Jefferson Bancshares, Inc., the holding company for Jefferson Federal Bank (the "Bank"), issued a press release providing the experience and background of Charles G. Robinette, who was recently named Chairman of the Knoxville region. The release also discusses the lending operations currently available at the Bank's new Cedar Bluff location in Knoxville. The press release dated January 21, 2005 is included as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (a)   Financial Statements of Businesses Acquired: Not applicable

      (b)   Pro Forma Financial Information: Not applicable

      (c)   Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release Dated January 21, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          JEFFERSON BANCSHARES, INC.


Dated: January 21, 2005                   By: /s/ Anderson L. Smith
                                              ----------------------------------
                                              Anderson L. Smith
                                              President and
                                                Chief Executive Officer


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